Exhibit 10.1.52
EXECUTION COPY

EQUITY CONTRIBUTION AGREEMENT
dated as of October 8, 2010
among
MIRANT CORPORATION,
as Parent,
MIRANT MARSH LANDING, LLC,
as the Borrower,
THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

Exhibits
EXHIBIT A	-	Form of Equity Contribution Request
EXHIBIT B	-	Form of Contingent Equity LC
Equity Contribution Agreement

          EQUITY CONTRIBUTION AGREEMENT dated as of October 8, 2010 (this “Agreement”) among MIRANT CORPORATION (the “Parent”), MIRANT MARSH LANDING, LLC, a Delaware limited liability company (the “Borrower”), THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent for the Secured Parties referred to in the Credit Agreement as defined below (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
RECITALS
          WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent and the lenders party thereto are party to the Credit Agreement dated as of October 8, 2010 (as amended, modified or supplemented from time to time, the “Credit Agreement”), providing for, subject to the terms and conditions thereof, Loans and other extensions of credit to be made to the Borrower to finance the Development of the Project; and
          WHEREAS, the Parent owns, indirectly, all membership interests in the Borrower and will benefit from the making of the Loans and the extensions of credit, in each case, to the Borrower for the Development of the Project.
          NOW THEREFORE, to induce the Secured Parties to enter into the Financing Documents and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Collateral Agent and the Borrower agree as follows:
ARTICLE I
DEFINITIONS
          1.01. Definitions. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement. In addition, as used in this Agreement, the following terms shall have the meanings specified below:
          “Accelerated Contribution Amount” shall mean, at any date, the Maximum Available Contingent Equity Contribution Amount at such date.
          “Accelerated Contribution Date” shall have the meaning ascribed thereto in Section 2.01(b).
          “Acceleration Event” shall mean the occurrence and continuance of an Event of Default and the acceleration of the Loans pursuant to Article VII of the Credit Agreement.
          “Acceptable Issuing Bank” shall mean any United States commercial bank or financial institution having a long-term unsecured senior debt rating of at least two of the following: A3 or better by Moody’s, A- or better by S&P or A- or better by Fitch.
Equity Contribution Agreement

          “Administrative Agent” shall have the meaning ascribed thereto in the preamble.
          “Agreement” shall have the meaning ascribed thereto in the preamble.
          “Bankruptcy Event” shall mean, with respect to any Person, the occurrence of any event, condition or circumstance set forth in Section 7.01(f) or (g) of the Credit Agreement.
          “Base Equity Contribution” shall have the meaning ascribed thereto in Section 2.01(a)(i).
          “Base Equity Contribution Amount” shall mean $147,462,255.
          “Borrower” shall have the meaning ascribed thereto in the preamble.
          “Collateral Agent” shall have the meaning ascribed thereto in the preamble.
          “Collateral Agent Contribution Request” shall have the meaning ascribed thereto in Section 2.01(a)(v).
          “Collateral Agent Negative Credit Event Drawing Date” shall have the meaning ascribed thereto in Section 2.01(d)(iv).
          “Construction Contribution Date” shall have the meaning ascribed thereto in Section 2.01(a)(iv).
          “Construction Contribution Funding Amount” shall have the meaning ascribed thereto in Section 2.01(a)(iv).
          “Contingent Equity Contribution” shall have the meaning ascribed thereto in Section 2.01(a)(iii).
          “Contingent Equity Contribution Amount” shall mean $44,216,235.
          “Contingent Equity LC” shall mean an Acceptable Letter of Credit issued by an Acceptable Issuing Bank in favor of the Collateral Agent (for the benefit of the Secured Parties), substantially in the form Exhibit B hereof or in such other form as may be reasonably acceptable to the Administrative Agent.
          “Credit Agreement” shall have the meaning ascribed thereto in the recitals.
          “Equity Contribution Request” shall mean a written request in the form attached as Exhibit A hereto.
          “Funding Amount” shall mean (i) on any Construction Contribution Date, the Construction Contribution Funding Amount to be funded on such date and (ii) on the
          Accelerated Contribution Date, the Accelerated Contribution Amount on such date, as the case may be.
Equity Contribution Agreement

          “Funding Date” shall mean any Construction Contribution Date or the Accelerated Contribution Date, as applicable.
          “Funding Notice” shall have the meaning ascribed thereto in Section 2.01(c)(i).
          “Maximum Available Contingent Equity Contribution Amount” shall mean, at any date of determination an amount equal to the Contingent Equity Contribution Amount minus the aggregate amount, if any, of the Contingent Equity Contributions actually made to the Borrower prior to such date by the Parent (including any Contingent Equity Contributions that are made from the proceeds of a draw or draws on the Contingent Equity LC).
          “Negative Credit Event” shall mean with respect to an Acceptable Issuing Bank that has issued a Contingent Equity LC, a downgrade in (including the withdrawal of) the Acceptable Issuing Bank’s long-term unsecured senior debt rating by S&P, Moody’s or Fitch such that the Acceptable Bank no longer meets the credit criteria set forth in the definition of “Acceptable Bank” and the Contingent Equity LC, if not drawn upon pursuant to its terms within such time period, is not replaced with a replacement Contingent Equity LC issued by an Acceptable Bank within 30 days of such downgrade.
          “Non-Recourse Parties” shall have the meaning ascribed thereto in Section 4.12.
          “Non-Renewal Drawing Date” shall have the meaning ascribed thereto in Section 2.01(d)(iv).
          “Parent” shall have the meaning ascribed thereto in the preamble.
          “Reduction Certificate” shall mean a certificate in the form attached as an annex to the Contingent Equity LC to be delivered to the issuer thereof to effect a reduction in the amount available to be drawn on the Contingent Equity LC.
          “Remedies Direction” shall have the meaning ascribed thereto in the Collateral Agency Agreement.
          “Secured Obligations” shall have the meaning ascribed thereto in the Collateral Agency Agreement.
          “Support Termination Date” shall have the meaning ascribed thereto in Section 4.1.1.
          “Transfer Date” shall have the meaning ascribed thereto in the Collateral Agency Agreement.
          1.02. Rules of Interpretation. The principles of construction and interpretation set forth in the Credit Agreement shall apply to, and are hereby incorporated by reference in, this Agreement.
Equity Contribution Agreement

ARTICLE II
PARENT SUPPORT
          2.01. Undertakings.
          (a) Contribution.
               (i) Base Equity Contribution Amount. Subject to the terms and conditions hereof, and as a condition precedent to the Initial Extension of Credit Date, the Parent hereby agrees to make equity contributions to the Borrower (each such contribution, a “Base Equity Contribution”) from time to time in an aggregate amount up to but not exceeding the Base Equity Contribution Amount. Without limiting the foregoing, it is agreed that as of June 30, 2010, the Borrower has made Base Equity Contributions aggregating $11,850,000 and as more further described in the Parent’s quarterly report on Form 10-Q for the quarterly period ended on June 30, 2010 filed with the United States Securities and Exchange Commission.
               (ii) Base Equity Contribution. The Parent shall pay Base Equity Contributions made after the date hereof to the Collateral Agent and identify in writing such contributions to the Collateral Agent as Base Equity Contributions pursuant to Section 2.01(c) for deposit into the Construction Account and application in accordance with the Collateral Agency Agreement. Upon the payment by the Parent of each Base Equity Contribution, the Parent shall be deemed to have made an equity contribution to the Borrower in the amount of such portion of the Base Equity Contribution Amount.
               (iii) Contingent Equity Contributions. Subject to the terms and conditions hereof, the Parent hereby agrees to make equity contributions to the Borrower (each such contribution, a “Contingent Equity Contribution”) from time to time until the Support Termination Date in an aggregate amount up to but not exceeding the Contingent Equity Contribution Amount. Contingent Equity Contributions shall be provided by the Parent from time to time, only (A) following the funding in full of the Base Equity Contribution Amount and the full utilization of the Term Loan Commitments, in such amounts that, when added to the amount then on deposit in the Construction Account, are sufficient to enable the Borrower to pay Project Costs then due and payable or anticipated to be due and payable through and including the immediately succeeding Transfer Date and (B) upon the occurrence and continuance of an Acceleration Event in an amount equal to the Accelerated Contribution Amount on the applicable Funding Date.
               (iv) Construction Contribution Date. The Borrower shall deliver to the Parent (with a copy thereof delivered to each Agent) an Equity Contribution Request at any time a Contingent Equity Contribution is required to be made in accordance with clause (A) of the second sentence of Section 2.01(a)(iii). Each such Equity Contribution Request shall specify (x) the Project Costs then due and payable and anticipated to be due and payable through and including the immediately succeeding Transfer Date, (y) the aggregate amount of such Equity Contribution Request (the “Construction Contribution Funding Amount”) and (z) the requested date of contribution (which shall be at least five Business Days before such Transfer Date) (a “Construction Contribution Date”). On each Construction Contribution Date, the Parent shall
Equity Contribution Agreement

make a Contingent Equity Contribution in an amount equal to the Construction Contribution Funding Amount required to be made on such Construction Contribution Date, which shall be paid to the Collateral Agent pursuant to Section 2.01(c) for deposit into the Construction Account and application in accordance with the Collateral Agency Agreement. Upon the payment by the Parent of the Construction Contribution Funding Amount, the Parent shall be deemed to have made an equity contribution to the Borrower in the amount of the Construction Contribution Funding Amount.
               (v) Equity Contribution Requests by the Collateral Agent. Without limitation of Section 2.01(b), if the Borrower has failed to deliver an Equity Contribution Request with respect to any Contingent Equity Contribution as required pursuant to Section 2.01(a)(iv), the Collateral Agent (acting at the written direction of the Administrative Agent) may deliver an Equity Contribution Request (each, a “Collateral Agent Contribution Request”) in accordance with Section 2.01(a)(iv), on behalf of the Borrower, and the Parent shall comply with such Collateral Agent Contribution Request as if delivered by the Borrower; in the event of any inconsistency between a Collateral Agent Contribution Request and an Equity Contribution Request, the Collateral Agent Contribution Request shall, absent manifest error, be determinative.
          (b) Accelerated Contribution. Upon the occurrence and during the continuance of any Acceleration Event, the Administrative Agent shall be permitted to instruct the Collateral Agent in writing to, and, if so instructed, the Collateral Agent shall, deliver a written demand to the Parent requesting payment by the Parent of the Accelerated Contribution Amount as of such date and providing notice to the Parent of the occurrence of such Acceleration Event. Within three Business Days following such demand (the “Accelerated Contribution Date”), the Parent shall pay to the Collateral Agent for application in accordance with the Collateral Agency Agreement the Accelerated Contribution Amount in full pursuant to Section 2.01(c). Upon the occurrence of any Acceleration Event, the Accelerated Contribution Amount of the Parent shall automatically become due and payable without (except as expressly set forth in the preceding sentence) presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Parent. Upon the payment by the Parent of the Accelerated Contribution Amount to the Collateral Agent, the Parent shall be deemed to have made an equity contribution to the Borrower in the amount of such Accelerated Contribution Amount.
          (c) Payment of Funding Amounts.
               (i) Not later than 12:00 noon New York time one Business Day prior to each Funding Date, the Parent shall notify the Collateral Agent in writing whether it intends to pay the applicable Funding Amount directly (such notice, a “Funding Notice”) or whether the Collateral Agent should draw upon the Contingent Equity LC in the amount of such Funding Amount. Subject to clause (ii) below, if the Parent has elected to fund the applicable Funding Amount directly, it shall pay such Funding Amount on the applicable Funding Date to the Collateral Agent, in Dollars and in immediately available funds, for deposit into the Construction Account and as specified in this Agreement for application in accordance with the Collateral Agency Agreement. If the Parent has elected that the Collateral Agent draw upon the Contingent Equity LC (or if no Funding Notice is provided by the Parent or if no election is specified in the Funding Notice), the Collateral Agent shall draw upon the Contingent Equity LC in the amount
Equity Contribution Agreement

of such Funding Amount on the applicable Funding Date and shall deposit the proceeds of such draw (or draws) into the Construction Account for application in accordance with the Collateral Agency Agreement.
               (ii) Any draw upon the Contingent Equity LC paid to the Collateral Agent in accordance with the terms of the Contingent Equity LC shall satisfy the funding obligations of the Parent in respect of the applicable Funding Amount and shall be deemed to be an equity contribution to the Borrower as provided herein.
               (iii) In the event that the Parent funds any Funding Amount without resort to a draw on the Contingent Equity LC, the Collateral Agent shall reduce the amount available for drawing on the Contingent Equity LC by an amount equal to the amount, if any, by which such amount available for drawing exceeds the Maximum Available Contingent Equity Contribution Amount by delivering a Reduction Certificate to the issuer of the Contingent Equity LC.
          (d) Contingent Equity LC.
               (i) To secure the obligations of the Parent to fund Contingent Equity Contributions, the Parent shall deliver to the Collateral Agent as a condition precedent to the Initial Extension of Credit Date, and maintain until the Support Termination Date, the Contingent Equity LC in an aggregate available face amount initially equal to the Contingent Equity Contribution Amount.
               (ii) Upon the failure of the Parent to make payment when due in respect of any Funding Amount, the Collateral Agent shall make a drawing under the Contingent Equity LC in an amount equal to the amount of such payment of a Funding Amount not made by the Parent when due and shall promptly, deposit or cause to be deposited the proceeds thereof in the Construction Account for application in accordance with the Collateral Agency Agreement. Any such drawing shall be deemed to satisfy the funding obligations of the Parent in respect of the applicable Funding Amount.
               (iii) Upon the Support Termination Date, the Collateral Agent shall return the Contingent Equity LC to the issuer thereof together with a written request from the Collateral Agent to cancel the Contingent Equity LC.
               (iv) If either (x) the Collateral Agent receives written notice from the issuer of the Contingent Equity LC that such issuer has elected not to renew the Contingent Equity LC (which notice the Collateral Agent shall promptly forward to the Administrative Agent) and on the 30th day prior to the expiration date thereof the Collateral Agent has not received a replacement Contingent Equity LC (such date, the “Non-Renewal Drawing Date”) or (y) the Borrower, the Parent or any Secured Party notifies the Collateral Agent in writing of a Negative Credit Event with respect to the issuer of the Contingent Equity LC and the Parent has failed to deliver a replacement Contingent Equity LC within the earlier of (1) five Business Days after such Negative Credit Event and (2) two Business Days prior to the then expiration date of the Contingent Equity LC (the earlier of (1) and (2), the “Collateral Agent Negative Credit Event Drawing Date”), then, in the case of either (x) or (y), the Collateral Agent shall make a drawing
Equity Contribution Agreement

under the Contingent Equity LC in an amount equal to the full available amount of the Contingent Equity LC, at any time, in the case of clause (x), on or after the Non-Renewal Drawing Date, or, in the case of clause (y), after the Collateral Agent Negative Credit Event Drawing Date, and in the case of both clauses (x) and (y), in accordance with the terms of the Contingent Equity LC, and deposit the proceeds thereof in the Construction Account as cash collateral on behalf of the Parent.
               (v) All fees, costs and expenses in connection with the issuance and/or maintenance of the Contingent Equity LC shall be for the account of the Parent or an Affiliate of the Parent (other than the Borrower).
               (vi) For avoidance of doubt, each of the Borrower and the Parent acknowledges and agrees that the Borrower shall not be the account party in respect of the Contingent Equity LC, and that any such letter of credit shall not otherwise constitute Indebtedness of the Borrower or be secured by a Lien on any of the property of the Borrower.
          2.02. Obligations Unconditional. The obligations of the Parent under Section 2.01 are absolute and unconditional, irrespective of the value, genuineness, validity or enforceability of any Transaction Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of, or security for, any of the Secured Obligations, and, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of their undertakings hereunder, it being the intent of this Section 2.02 that the obligations of the Parent hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Parent hereunder which shall remain absolute and unconditional as described above:
     (a) at any time or from time to time, without notice to the Parent, the time for any performance of, or compliance with, any of the Secured Obligations or any of the obligations of the Borrower under any other Transaction Document shall be extended, or such performance or compliance shall be waived;
     (b) any of the acts mentioned in any of the provisions of any Transaction Document or any other agreement or instrument referred to herein or therein shall be done or omitted;
     (c) the maturity of any of the Secured Obligations shall be accelerated, or any of the Secured Obligations or any of the obligations of the Borrower under any other Transaction Document shall be modified, supplemented or amended in any respect, or any right under any Transaction Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Secured Obligations or any of the obligations of the Borrower under any other Transaction Document or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;
Equity Contribution Agreement

     (d) any lien or security interest granted to, or in favor of, the Collateral Agent or any other Secured Party or any party to a Transaction Document as security for any of the Secured Obligations (including without limitation Liens intended to be created by the Security Documents) or any of the obligations of the Borrower under any other Transaction Document shall fail to be perfected or shall be released;
     (e) the performance or failure to perform by the Parent of its obligations hereunder, or under any other agreement, or by the condition (financial, legal or otherwise), affairs, status, nature or actions of the Borrower; or
     (f) the voluntary or involuntary liquidation, dissolution, sale of assets, marshaling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, readjustment or similar proceeding affecting any Person.
          The Parent hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever (other than any notices required under this Agreement) and any requirement that the Collateral Agent or any other Secured Party or any party to a Transaction Document exhaust any right, power or remedy or proceed against the Borrower under this Agreement, any other Transaction Document or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Secured Obligations or any of the obligations of the Borrower under any other Transaction Document.
          2.03. Reinstatement. The obligations of the Parent under this Article II shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Parent under this Agreement is rescinded or must be otherwise restored by the Borrower or the Collateral Agent to the Parent as a result of any proceedings in bankruptcy and the Parent agrees that it will indemnify each Secured Party on demand for all reasonable costs and expenses (including reasonable and documented fees and expenses of counsel) incurred by such Secured Party in connection with such rescission or restoration.
          2.04. Subrogation. Until the Termination Date, the Parent will not exercise any rights of subrogation or contribution against the Borrower, whether arising by contract or operation of law or otherwise (including, without limitation, any such right arising under applicable bankruptcy or insolvency law), by reason of any payment by the Parent (including any draw on the Contingent Equity LC) pursuant to the provisions of this Agreement or the issuance, provision or maintenance of the Contingent Equity LC.
Equity Contribution Agreement

ARTICLE III
REPRESENTATIONS AND WARRANTIES
          The Parent represents and warrants to the Borrower and the Collateral Agent (on behalf of the Secured Parties) that:
          3.01. Organization; Power and Authority. The Parent is duly organized, validly existing and in good standing under the laws of the state of its organization. The Parent has the corporate power to execute, deliver and perform its obligations under this Agreement and to take all action necessary to consummate the transactions contemplated hereby.
          3.02. Due Authorization.
          The Parent has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by the Parent.
          3.03. Governmental Approvals.No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the execution, delivery, performance by the Parent of, or the validity or enforceability of this Agreement.
          3.04. No Violation. The execution, delivery and performance by the Parent of this Agreement will not violate (a) its organizational documents, or (b) in any manner which has had or would reasonably be expected to have a Material Adverse Effect, Applicable Law or any provision of any security issued by the Parent or of any agreement, instrument or other undertaking to which the Parent is a party or by which it or any of its property is bound.
          3.05. Binding and Enforceable. This Agreement constitutes a legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
ARTICLE IV
MISCELLANEOUS
          4.01. No Waiver. No failure on the part of the Borrower, the Administrative Agent or the Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Borrower, the Administrative Agent or the Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
Equity Contribution Agreement

          4.02. Notices. All notices, requests, consents, demands, designations, directions, instructions, certificates or other communications to be given hereunder will be duly given when delivered in writing or by facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) to the intended recipient at the “Address for Notices” specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties.
          4.03. Amendments, Etc. The terms of this Agreement may be amended, supplemented, waived or otherwise modified only by an instrument in writing duly executed by the Parent, the Borrower, the Administrative Agent and the Collateral Agent. Any such amendment or waiver shall be binding upon the Collateral Agent, the Administrative Agent, each Secured Party, the Borrower, each holder of any of the Secured Obligations and the Parent.
          4.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          4.05. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
          4.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.
          4.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
          4.08. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
          4.09. Consent to Jurisdiction. Each party hereto hereby irrevocably consents and agrees that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the transactions contemplated thereby may be brought in any Federal or State of New York court located in the Borough of Manhattan, The City of New York (including the Supreme Court of the State of New York sitting in New York County and the United States District Court of the Southern District of New York), and any appellate court from any thereof, and hereby expressly and irrevocably accepts and submits to the non-exclusive jurisdiction of each such court with respect to any such action, suit or proceeding. Each party hereto hereby waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings, brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.
Equity Contribution Agreement

          4.10. Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, then, the parties hereto agree, to the fullest extent permitted by law, that (a) the validity, legality and enforceability in such jurisdiction of the remaining provisions hereof shall not in any way be affected or impaired thereby, and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
          4.11. Termination. This Agreement shall terminate and be of no further force and effect on the day that is the earliest to occur of (a) the Termination Date, (b) 5 days following the Conversion Date and (c) the date on which the Parent has funded its Maximum Available Equity Contribution Amount pursuant to Section 2.01(a) or (b) (including by way of draw under the Contingent Equity LC) (such earliest date being the “Support Termination Date”).
          4.12. Non-Recourse. Notwithstanding anything herein or in any other Transaction Document to the contrary, the obligations of the Parent under this Agreement, and any certificate, notice,instrument or document delivered pursuant hereto, are obligations solely of the Parent and do not constitute a debt or obligation of (and no recourse shall be made with respect to) the Borrower, any of its Affiliates (other than the Parent), or any shareholder, partner, member, officer, director or employee of the Parent, the Borrower or such Affiliates (collectively, the “Non-Recourse Parties”), except as hereinafter set forth in this Section or as expressly provided in the Contingent Equity LC. No action under or in connection with this Agreement shall be brought against any Non-Recourse Party, and no judgment for any deficiency upon the obligations hereunder shall be obtainable by any Secured Party against any Non-Recourse Party, except as hereinafter set forth in this Section or as expressly provided in the Contingent Equity LC. Notwithstanding any of the foregoing, it is expressly understood and agreed that nothing contained in this Section shall in any manner or way (i) restrict the remedies available to any Agent or Lender to realize upon the Collateral or under any Transaction Document, or constitute or be deemed to be a release of the obligations secured by (or impair the enforceability of) the Liens and security interests and possessory rights created by or arising from any Financing Document or (ii) release, or be deemed to release, any Non-Recourse Party from liability for its own fraudulent actions, gross negligence or willful misconduct or from any of its obligations or liabilities under any Transaction Document to which such Non-Recourse Party is a party.
          4.13. USA PATRIOT Act. Each Secured Party and the Depositary Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Secured Party and the Depositary Bank may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Secured Party and the Depositary Bank to identify the Borrower in accordance with said Act. The Borrower agrees that it will provide each Secured Party and the Depositary Bank with such information as it may reasonably request in order for such Secured Party and the Depositary Bank to satisfy the requirements of said Act.
Equity Contribution Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MIRANT CORPORATION, as Parent
By:	/s/ J. William Holden III
	Name:	J. William Holden III
	Title:	Chief Financial Officer

Address for Notices:
Mirant Corporation
1155 Perimeter Center West
Atlanta, GA 30338
Attn: J. William Holden III
Tel: 678-579-7728
Fax: 678-579-7332
Email: william.holden@mirant.com
with a copy to:
Mirant Corporation
1155 Perimeter Center West
Atlanta, GA 30338
Attn: Steve Nickerson
Tel: 678-579-6440
Fax: 678-579-5951
Email: steve.nickerson@mirant.com
Signature Page to Equity Contribution Agreement

MIRANT MARSH LANDING, LLC, as the Borrower
By:	/s/ G. Gary Garcia
	Name:	G. Gary Garcia
	Title:	Vice President and Treasurer

Address for Notices:
Mirant Marsh Landing, LLC
c/o Mirant Corporation
1155 Perimeter Center West
Atlanta, GA 30338
Attn: J. William Holden III
Tel: 678-579-7728
Fax: 678-579-7332
Email: william.holden@mirant.com
with a copy to:
Mirant Marsh Landing, LLC
c/o Mirant Corporation
1155 Perimeter Center West
Atlanta, GA 30338
Attn: Steve Nickerson
Tel: 678-579-6440
Fax: 678-579-5951
Email: steve.nickerson@mirant.com
Signature Page to Equity Contribution Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Collateral Agent
By:	/s/ Wanda Camacho
	Name:	Wanda Camacho
	Title:	Vice President

By:	/s/ Yana Kislenko
	Name:	Yana Kislenko
	Title:	Assistant Vice President

Address for Notices:
Deutsche Bank Trust Company Americas
60 Wall Street
MSNYC 60-2710
NY, NY 10005
Attn: Trust and Securities Services
Project Finance — Account Manager
Tel: 212-250-7727
Fax: 732-578-4636
Email: yana.kislenko@db.com, li.jiang@db.com
Signature Page to Equity Contribution Agreement

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent
By:	/s/ Matthew Wade
	Name:	Matthew Wade
	Title:	Senior Vice President

Address for Notices:
The Royal Bank of Scotland plc, as
Administrative Agent
600 Washington Boulevard
Stamford, CT 06901
Attn: Simon Mockford, Managing Director, TPM,
Power & Infrastructure Finance
Tel: 203-897-3719
Fax: 203-873-3365
Email: simon.mockford@rbs.com
with a copy to:
The Royal Bank of Scotland plc,
as Administrative Agent
600 Washington Boulevard
Stamford, CT 06901
Attn: Matthew Wilson, Senior Vice President,
Head of Banking Middle Office Americas
Tel: 203-897-7664
Fax: 203-873-5300
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Signature Page to Equity Contribution Agreement

EXHIBIT A to
EQUITY CONTRIBUTION AGREEMENT
[FORM OF
EQUITY CONTRIBUTION REQUEST]
Mirant Corporation (the “Parent”)
1155 Perimeter Center West
Atlanta, GA 30338
Attn: J. William Holden III
     Re: Equity Contribution Request
Reference is made to the Equity Contribution Agreement, dated as of October 8, 2010, among Mirant Marsh Landing, LLC (the “Borrower”), Mirant Corporation (the “Parent”), LLC, The Royal Bank of Scotland plc, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”) (the “Equity Contribution Agreement”). Capitalized terms used and not otherwise defined herein have the meanings specified in the Equity Contribution Agreement.
In accordance with Section 2.01(a)(iv) of the Equity Contribution Agreement, the Borrower hereby requests a Construction Contingency Contribution as follows:
1. The Construction Contribution Funding Amount requested from the Parent is: $                    .
2. The Construction Contribution Funding Amount is requested to be made on or prior to [                    ], 201[_].
3. [The aggregate amount of Project Costs due and payable and anticipated to be due and payable through [insert the applicable Transfer Date] is: $                    .]
Equity Contribution Agreement

IN WITNESS WHEREOF, the Borrower hereby submits this Equity Contribution Request as of the date first above written and the undersigned officer of the Borrower hereby certifies that the information stated above is, to the knowledge and belief of such officer, true and correct.

MIRANT MARSH LANDING, LLC, as the Borrower
By:
Name:
Title:

Equity Contribution Agreement

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EXHIBIT B to
EQUITY CONTRIBUTION AGREEMENT
[FORM OF
CONTINGENT EQUITY LC]

[Date]
Irrevocable Standby Letter of Credit No. [                    ]
Deutsche Bank Trust Company Americas, as Collateral Agent
60 Wall Street
MSNYC 60-2710
NY, NY 10005
Attention: Trust and Securities Services
Ladies and Gentlemen:
     At the request of Mirant Corporation (the “Applicant”), we, [insert name, address and facsimile number of Bank] (the “Bank”), hereby establish this Irrevocable Standby Letter of Credit No. ________(this “Letter of Credit”) in your favor for the account of the Applicant, [insert address of Parent], in the initial amount of [Write out the amount] dollars ($x,xxx,xxx.00) (as it may be reduced in accordance herewith, the “Stated Amount”).
     As used in this Letter of Credit, “Dollars” and “$” mean the lawful currency of the United States of America.
     Reference is made to the Equity Contribution Agreement dated as of October 8, 2010 (the “Equity Contribution Agreement”) among Mirant Marsh Landing, LLC (the “Borrower”), Mirant Corporation and you, as Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings herein ascribed thereto in the Equity Contribution Agreement.
     This Letter of Credit is valid and effective immediately and, on and after the date hereof, drawings may be made by you from time to time by presentation of a certificate in the form of Exhibit A attached hereto, appropriately completed and purportedly signed by your authorized representative (the “Draft Certificate”). The Stated Amount of this Letter of Credit will be reduced automatically on any day from time to time by an amount equal to the amount of any drawing hereunder paid by us. Also, the Stated Amount of this Letter of Credit will be reduced automatically from time to time, without amendment, by the amount specified therein upon our receipt of a certificate, appropriately completed and purportedly signed by your authorized representative, in the form of Exhibit “C” attached hereto (the “Reduction Certificate”).
Equity Contribution Agreement

     It is expressly understood and agreed that the Borrower will not be responsible to us for the reimbursement to us of any claim under this Letter of Credit.
     In addition, presentation of such Draft Certificate or Reduction Certificate may also be made by fax transmission to ([                    ]), or such other fax number identified by [insert name of Bank] in a written notice to you. To the extent a presentation is made by fax transmission, you must (i) provide telephone notification thereof to [insert name of Bank] ([insert telephone number]) prior to or simultaneously with the sending of such fax transmission and (ii) send the original of such Draft Certificate or Reduction Certificate by overnight courier to our Servicer, [insert name and address of Bank]. Provided, however, that [insert name of Bank]’s receipt of such telephone notice or original documents shall not be a condition to payment or reduction of the Stated Amount.
     Items delivered by facsimile transmission shall be deemed to be the equivalent of originals of such items for all purposes of this Letter of Credit. Without limiting the generality of the foregoing, a facsimile of this Letter of Credit shall serve as the operative instrument until receipt by the Beneficiary of the original document.
     We hereby agree to honor each drawing hereunder made in compliance with this Letter of Credit. In the case of a draw meeting the requirements of the preceding sentence, such draw shall be honored by wire transfer in immediately available funds in the amount specified in the Draft Certificate delivered to the Bank in connection with such drawing to your account number as specified in the signed Draft Certificate. If such drawings are presented by you on a Business Day at or before [10:00 AM] (Eastern Time), such payment will be made [not later than the close of business on the next Business Day after the date of such drawing]; drawings presented by you on a Business Day after [10:00 AM] (Eastern Time) will be paid [not later than the close of business on the second Business Day after the date of such drawing].
     This Letter of Credit is effective immediately, and expires on the first to occur of (a) [insert expiration date that is not earlier than twelve (12) months after the issuance date hereof], (b) the date on which drawings or requested reductions to the Stated Amount hereunder total the Stated Amount of this Letter of Credit as reduced from time to time in accordance with the terms of this Letter of Credit, or (c) the surrender to the Bank by you of the original of this Letter of Credit, along with the original(s) of any amendment(s) hereto, for cancellation together with your written consent to such cancellation, provided, however, that, in the case of clause (a) above, this Letter of Credit will be automatically extended without amendment for successive one (1) year periods from the present or any future expiration date hereof, unless we provide you with written notice of our election not to extend the expiry date of this Letter of Credit at least sixty (60) days prior to any such expiration date (the “LOC Expiration Date”).
     Subject to the provisions herein, we hereby authorize you to make drawings hereunder in an aggregate amount not in excess of the Stated Amount from the date hereof through our close of business on the LOC Expiration Date. Upon payment of drawings or reductions to the Stated
Equity Contribution Agreement

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Amount in an aggregate amount equal to the Stated Amount of this Letter of Credit, we shall be fully discharged of our obligation under this Letter of Credit and we shall not thereafter be obligated to make any further payments under this Letter of Credit.
     Communications with respect to this Letter of Credit, including, without limitation, the delivery of the Draft Certificate, shall be in writing and shall be addressed to you at the address set forth above and to us at [insert name and address of Bank], at the address set forth above, and presented to us by delivery in person or facsimile transmission at such address, provided in this Letter of Credit.
     As used herein a “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banks are required or authorized to close in the State of New York.
     This Letter of Credit is transferable in whole, but not in part, in favor of any party whom the Beneficiary certifies has succeeded to the Beneficiary’s rights and obligations under the Collateral Agency and Intercreditor Agreement dated as of October 8, 2010 (the “Collateral Agency Agreement”) to which the Beneficiary is a party in accordance with the provisions thereof. No transfer hereof shall be effective until:
A.	An executed transfer request in the form of Exhibit “B” attached hereto is filed with us; and

B.	The original of this Letter of Credit, along with the original(s) of any amendment(s) hereto, is/are returned to us for our endorsement thereon of any transfer effected.
     Partial drawings are permitted.
     This Letter of Credit, except as otherwise expressly stated herein, is subject to the International Standby Practices, International Chamber of Commerce Publication No. 590 (“ISP98”) and as to matters not governed by ISP98, the Laws of the State of New York, including, without limitation, the Uniform Commercial Code as in effect in the State of New York, will control.
     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred herein, except for Exhibit “A”, Exhibit “B” and Exhibit “C” hereto and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above. Without limiting the generality of the foregoing sentence, references in this Letter of Credit to the Equity Contribution Agreement, the Collateral Agency Agreement or any other document or instrument, except the attachments hereto, are for identification purposes only. The Equity Contribution Agreement, the Collateral
Equity Contribution Agreement

3

Agency Agreement and such other documents and instruments are not incorporated herein, nor are they made a part of this Letter of Credit.
Very truly yours,
[                    ]

By:
Name:
Title:
Equity Contribution Agreement

4

Our Ref. No.
ANNEX A TO [FORM OF CONTINGENT EQUITY LC]
[Beneficiary Letterhead]
DRAWN UNDER [INSERT NAME OF BANK]
LETTER OF CREDIT NO.
                    , 20__
[insert name of Bank]
[address]
Attn: [                    ]
The undersigned, duly authorized representative of [                    ] (the “Beneficiary”) hereby certifies to [insert name of Bank] (the “Issuing Bank”), with reference to the Irrevocable Letter of Credit No.                      (the “Letter of Credit”) issued by the Issuing Bank in favor of the Beneficiary (any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) that:
     Use the following for Drawings:
     1. The Beneficiary is making a drawing under the Letter of Credit in the amount of [                    ] Dollars (US$                    ) (the “Drawing Amount”).
     2. The Drawing Amount hereunder does not exceed the Stated Amount (as reduced by all payments of any previous drawings or reductions to the Stated Amount under the Letter of Credit).
     3. The Drawing Amount hereunder does not exceed the amount the Beneficiary is entitled to draw in accordance with the terms of the Equity Contribution Agreement.
     4. [APPLICABLE DRAW CONDITION TO BE PROVIDED BY BENEFICIARY]:
•	The Applicant has failed to perform its payment obligations in accordance with Section 2.01(a)(iii)of the Equity Contribution Agreement or the Beneficiary is otherwise entitled to draw upon the Letter of Credit pursuant to Section 2.01(c)(i) of the Equity Contribution Agreement; or

•	The Applicant has requested that the Letter of Credit be drawn upon to satisfy such Applicant’s obligations under the Equity Contribution Agreement; or
Equity Contribution Agreement

•	You have notified us that the Letter of Credit will not be extended beyond the LOC Expiration Date and the Letter of Credit has not been extended or replaced at least 30 days prior to the Expiration Date by the Applicant with a replacement [Contingent Equity LC]; or

•	A Negative Credit Event has occurred with respect to you and the Applicant has failed to deliver replacement of the Contingent Equity LC within the earlier of (a) five (5) Business Days after such Negative Credit Event and (b) two (2) Business Days prior to the then expiration date of the Letter of Credit.
     4. You are hereby directed to make payment of the requested Drawing Amount to [Name of Bank], at [                    ] ABA No. [                    ] for further credit to Account No. [                    ] Re: [                    ] Attention: [                    ].]
     IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate as of the ___ day of                     , 20___.

[BENEFICIARY]
By:
Name:
Title:

Equity Contribution Agreement

2

ANNEX B TO [FORM OF CONTINGENT EQUITY LC]
FULL TRANSFER OF LETTER OF CREDIT
[insert name of Bank]
[address]
Attn: [                    ]

Re:	Irrevocable Transferable Standby Letter of Credit No. [______]
Ladies and Gentlemen:
On or prior to the execution of this transfer, the transferee (as indicate below), by assignment or otherwise, has succeeded to all of the Beneficiary’s right, title and interest under the Collateral Agency Agreement, in accordance with the provisions thereof.
For value received, the undersigned beneficiary (the “Beneficiary”) hereby irrevocably transfers to:
[Name of Transferee]

[Address]

all rights of the undersigned Beneficiary to draw under the above-captioned Letter of Credit (the “Letter of Credit”).
          By this transfer, all rights of the undersigned Beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as Beneficiary thereof; provided that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to such transfers. All amendments to the Letter of Credit are to be consented to by the transferee without necessity of any consent of or notice to the undersigned.
          The Letter of Credit together with any amendments (if any) is returned herewith and in accordance therewith we ask that this transfer be effective and that you transfer the Letter of Credit to our transferee or that, if so requested by the transferee, you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.

Very truly yours,

Authorized Signature

Equity Contribution Agreement

ANNEX C TO [FORM OF CONTINGENT EQUITY LC]
[Beneficiary Letterhead]
REDUCTION CERTIFICATE UNDER
[INSERT NAME OF BANK] LETTER OF CREDIT NO.____
[insert name of Bank]
[address]
Attn: [                    ]
The undersigned, duly Authorized Officer of [             ] (the “Beneficiary”) hereby certifies to [insert name of Bank] (the “Issuing Bank”), with reference to the Irrevocable Letter of Credit No.                      (the “Letter of Credit”) issued by the Issuing Bank in favor of the Beneficiary (any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) that:
     1. The Beneficiary is requesting an immediate reduction to the Stated Amount under the Letter of Credit in the amount of [             ] Dollars (US$                     ) (the “Reduction Amount”).
     2. The Reduction Amount hereunder does not exceed the Stated Amount (as reduced by all payments of any previous drawings or reductions to the Stated Amount under the Letter of Credit).
     IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate as of the ___ day of                     , 20___.

[BENEFICIARY]
By:
Name:
Title:

Equity Contribution Agreement